For Immediate Release

For more information:
Jefferson Harralson
Chief Financial Officer
(864) 240-6208
Jefferson_Harralson@ucbi.com

United Community Banks, Inc. Reports Fourth Quarter Results

EPS of $0.61, Return on Assets of 1.50% and Return on Equity of 12.07%

GREENVILLE, SC - January 21, 2020

United Community Banks, Inc. (NASDAQ: UCBI) (“United”) today announced its fourth quarter financial results, including strong year-over-year loan and deposit growth, operating efficiency and asset quality. Diluted earnings per share were $0.61, an increase of $0.05 or 9% from a year ago. Excluding a nominal amount of merger-related and other charges, diluted operating earnings per share were also $0.61, up 7% over last year. United’s return on assets was 1.50% and its return on common equity was 12.1% for the quarter. On an operating basis, United’s return on assets was also 1.50% and its return on tangible common equity was 15.5%.

During the quarter, the company sold its remaining investment in its indirect auto portfolio, completing its exit from that business. Excluding indirect auto, loans grew at a 2% annualized rate in the fourth quarter. United's net interest margin decreased as expected due to falling interest rates. Other items that impacted the net interest margin included seasonally higher average public deposits invested at lower yielding overnight rates and lower purchased loan accretion when compared to previous quarters. Core transaction deposits remained stable and total deposits grew by $140 million.

For the full year of 2019, United's return on assets increased 11 basis points to 1.46% and EPS increased by 12%. Operating return on assets increased 11 basis points to 1.51% and operating EPS increased 11%, as the company continued to execute on its plans to deliver top quartile performance. 2019 saw strong operating leverage, resulting in a company best efficiency ratio of 55.8% and an operating efficiency ratio of 54.5%.

“Our fourth quarter caps off what has been an outstanding year for United. Our team continued delivering best in class customer service, which has led to the achievement of our top quartile performance goals,” said Lynn Harton, Chairman and CEO of United. “We are proud and honored that United was named one of the ‘Best Banks to Work For’ by American Banker for the third year in a row, as well as one of the ‘World’s Best Banks in 2019’ by Forbes. These accolades are totally due to the passion and caring of our 2,341 employees and their efforts to build a great company where they can develop fulfilling careers, reach ambitious financial goals and serve United's customers and communities at the highest level. We look forward to continued success in 2020.”

2019 Highlights:

•	2019 earnings per diluted share were $2.31, a 12% increase over 2018

•	Excluding merger-related and other charges, operating earnings per diluted share for 2019 were $2.38 compared to $2.14 in 2018, an increase of 11%

•	Return on assets was 1.46% in 2019, an increase of 11 basis points from 2018

•	Excluding merger-related and other charges, operating return on assets was 1.51%, an increase of 11 basis points from 2018

•	Efficiency ratio of 55.8% in 2019 improved 154 basis points as compared to 2018

•	Excluding merger-related and other charges, efficiency ratio of 54.5% improved 144 basis points as compared to 2018

•	End of period loans grew $430 million in 2019, up 5% over December 31, 2018

•	Common Equity Tier 1 ratio was 13.0% at December 31, 2019, compared to 12.2% at December 31, 2018

•	Dividends of $0.68 per share were declared in 2019, up 17% over 2018

•	United completed the acquisition of First Madison Bank & Trust on May 1, 2019

•	Share repurchases of 500,495 shares were accomplished during the year at an average price of $26.01

Fourth Quarter 2019 Financial Highlights:

•	EPS of $0.61, representing growth of 9% over last year, or 7% on an operating basis

•	Return on assets of 1.50%

•	Return on common equity of 12.1%

•	Operating return on tangible common equity of 15.5%, excluding merger-related and other charges

•	End of period total loans fell by $90 million, but excluding indirect auto, end of period loans grew at a 2% annualized pace

•	Loan production was strong at $854 million, but was offset by higher than usual paydowns

•	Despite weaker seasonality, our mortgage business remained strong with loan locks of $411 million, compared to $251 million a year ago due to a favorable rate environment and the impact of new hires

•	Net interest margin of 3.93% was down 19 basis points compared to the third quarter and down 4 basis points compared to a year ago

•	Efficiency ratio of 54.9%

•	Net charge-offs of 18 basis points, up six basis points from last quarter and remaining at historically low levels

•	Nonperforming assets of 0.28% of total assets, compared with 0.24% at September 30, 2019 and 0.20% at December 31, 2018

•
Unusual items in the quarter netted to a slight gain, with a $1.6 million bank owned life insurance gain offset by $0.9 million in securities losses. Additionally, our indirect portfolio sales resulted in a $0.7 million loss offset by a $0.5 million indirect portfolio loan loss reserve release

Conference Call
United will hold a conference call, Wednesday, January 22, 2020, at 11 a.m. ET to discuss the contents of this press release and to share business highlights for the quarter. To access the call, dial (877) 380-5665 and use the conference number 7081477. The conference call also will be webcast and available for replay for 30 days by selecting “Events & Presentations” within the Investor Relations section of United’s website at www.ucbi.com.

UNITED COMMUNITY BANKS, INC.
Financial Highlights
Selected Financial Information
	2019				2018	Fourth Quarter 2019 - 2018 Change	For the Twelve Months Ended December 31,		YTD 2019 - 2018 Change
(in thousands, except per share data)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter		2019	2018
INCOME SUMMARY
Interest revenue	$136,419	$140,615	$139,156	$136,516	$133,854		$552,706	$500,080
Interest expense	19,781	21,277	21,372	20,882	18,975		83,312	61,330
Net interest revenue	116,638	119,338	117,784	115,634	114,879	2%	469,394	438,750	7%
Provision for credit losses	3,500	3,100	3,250	3,300	2,100		13,150	9,500
Noninterest income	30,183	29,031	24,531	20,968	23,045	31	104,713	92,961	13
Total revenue	143,321	145,269	139,065	133,302	135,824	6	560,957	522,211	7
Expenses	81,424	82,924	81,813	76,084	78,242	4	322,245	306,285	5
Income before income tax expense	61,897	62,345	57,252	57,218	57,582		238,712	215,926
Income tax expense	12,885	13,983	13,167	12,956	12,445		52,991	49,815
Net income	49,012	48,362	44,085	44,262	45,137		185,721	166,111
Merger-related and other charges	(74)	2,605	4,087	739	1,234		7,357	7,345
Income tax benefit of merger-related and other charges	17	(600)	(940)	(172)	(604)		(1,695)	(1,494)
Net income - operating (1)	$48,955	$50,367	$47,232	$44,829	$45,767	7	$191,383	$171,962	11

PERFORMANCE MEASURES
Per common share:
Diluted net income - GAAP	$0.61	$0.60	$0.55	$0.55	$0.56	9	$2.31	$2.07	12
Diluted net income - operating (1)	0.61	0.63	0.59	0.56	0.57	7	2.38	2.14	11
Cash dividends declared	0.18	0.17	0.17	0.16	0.16	13	0.68	0.58	17
Book value	20.53	20.16	19.65	18.93	18.24	13	20.53	18.24	13
Tangible book value (3)	16.28	15.90	15.38	14.93	14.24	14	16.28	14.24	14
Key performance ratios:
Return on common equity - GAAP (2)(4)	12.07%	12.16%	11.45%	11.85%	12.08%		11.89%	11.60%
Return on common equity - operating (1)(2)(4)	12.06	12.67	12.27	12.00	12.25		12.25	12.01
Return on tangible common equity - operating (1)(2)(3)(4)	15.49	16.38	15.88	15.46	15.88		15.81	15.69
Return on assets - GAAP (4)	1.50	1.51	1.40	1.44	1.43		1.46	1.35
Return on assets - operating (1)(4)	1.50	1.58	1.50	1.45	1.45		1.51	1.40
Net interest margin (fully taxable equivalent) (4)	3.93	4.12	4.12	4.10	3.97		4.07	3.91
Efficiency ratio - GAAP	54.87	55.64	57.28	55.32	56.73		55.77	57.31
Efficiency ratio - operating (1)	54.92	53.90	54.42	54.78	55.83		54.50	55.94
Equity to total assets	12.66	12.53	12.25	12.06	11.59		12.66	11.59
Tangible common equity to tangible assets (3)	10.32	10.16	9.86	9.76	9.29		10.32	9.29

ASSET QUALITY
Nonperforming loans	$35,341	$30,832	$26,597	$23,624	$23,778	49	$35,341	$23,778	49
Foreclosed properties	476	102	75	1,127	1,305	(64)	476	1,305	(64)
Total nonperforming assets (“NPAs”)	35,817	30,934	26,672	24,751	25,083	43	35,817	25,083	43
Allowance for loan losses	62,089	62,514	62,204	61,642	61,203	1	62,089	61,203	1
Net charge-offs	3,925	2,723	2,438	3,130	1,787	120	12,216	6,113	100
Allowance for loan losses to loans	0.70%	0.70%	0.70%	0.73%	0.73%		0.70%	0.73%
Net charge-offs to average loans (4)	0.18	0.12	0.11	0.15	0.09		0.14	0.07
NPAs to loans and foreclosed properties	0.41	0.35	0.30	0.29	0.30		0.41	0.30
NPAs to total assets	0.28	0.24	0.21	0.20	0.20		0.28	0.20

AVERAGE BALANCES ($ in millions)
Loans	$8,890	$8,836	$8,670	$8,430	$8,306	7	$8,708	$8,170	7
Investment securities	2,486	2,550	2,674	2,883	3,004	(17)	2,647	2,899	(9)
Earning assets	11,832	11,568	11,534	11,498	11,534	3	11,609	11,282	3
Total assets	12,946	12,681	12,608	12,509	12,505	4	12,687	12,284	3
Deposits	10,924	10,531	10,493	10,361	10,306	6	10,579	10,000	6
Shareholders’ equity	1,623	1,588	1,531	1,478	1,420	14	1,556	1,380	13
Common shares - basic (thousands)	79,659	79,663	79,673	79,807	79,884	—	79,700	79,662	—
Common shares - diluted (thousands)	79,669	79,667	79,678	79,813	79,890	—	79,708	79,671	—

AT PERIOD END ($ in millions)
Loans	$8,813	$8,903	$8,838	$8,493	$8,383	5	$8,813	$8,383	5
Investment securities	2,559	2,515	2,620	2,720	2,903	(12)	2,559	2,903	(12)
Total assets	12,916	12,809	12,779	12,506	12,573	3	12,916	12,573	3
Deposits	10,897	10,757	10,591	10,534	10,535	3	10,897	10,535	3
Shareholders’ equity	1,636	1,605	1,566	1,508	1,458	12	1,636	1,458	12
Common shares outstanding (thousands)	79,014	78,974	79,075	79,035	79,234	—	79,014	79,234	—

(1) Excludes merger-related and other charges which includes termination of pension plan in the third quarter of 2019, executive retirement charges in the second quarter of 2019 and amortization of certain executive change of control benefits. (2) Net income divided by average realized common equity, which excludes accumulated other comprehensive income (loss). (3) Excludes effect of acquisition related intangibles and associated amortization. (4) Annualized.

UNITED COMMUNITY BANKS, INC.
Selected Financial Information
For the Years Ended December 31,
(in thousands, except per share data)	2019	2018	2017	2016	2015
INCOME SUMMARY
Interest revenue	$552,706	$500,080	$389,720	$335,020	$278,532
Interest expense	83,312	61,330	33,735	25,236	21,109
Net interest revenue	469,394	438,750	355,985	309,784	257,423
Provision for credit losses	13,150	9,500	3,800	(800)	3,700
Noninterest income	104,713	92,961	88,260	93,697	72,529
Total revenue	560,957	522,211	440,445	404,281	326,252
Expenses	322,245	306,285	267,611	241,289	211,238
Income before income tax expense	238,712	215,926	172,834	162,992	115,014
Income tax expense	52,991	49,815	105,013	62,336	43,436
Net income	185,721	166,111	67,821	100,656	71,578
Merger-related and other charges	7,357	7,345	14,662	8,122	17,995
Income tax benefit of merger-related and other charges	(1,695)	(1,494)	(3,745)	(3,074)	(6,388)
Impact of remeasurement of deferred tax asset resulting from 2017 Tax Cuts and Jobs Act	—	—	38,199	—	—
Impairment of deferred tax asset on cancelled non-qualified stock options	—	—	—	976	—
Release of disproportionate tax effects lodged in OCI	—	—	3,400	—	—
Net income - operating (1)	$191,383	$171,962	$120,337	$106,680	$83,185
PERFORMANCE MEASURES
Per common share:
Diluted net income - GAAP	$2.31	$2.07	$0.92	$1.40	$1.09
Diluted net income - operating (1)	2.38	2.14	1.63	1.48	1.27
Cash dividends declared	0.68	0.58	0.38	0.30	0.22
Book value	20.53	18.24	16.67	15.06	14.02
Tangible book value (3)	16.28	14.24	13.65	12.95	12.06
Key performance ratios:
Return on common equity - GAAP (2)	11.89%	11.60%	5.67%	9.41%	8.15%
Return on common equity - operating (1)(2)	12.25	12.01	10.07	9.98	9.48
Return on tangible common equity - operating (1)(2)(3)	15.81	15.69	12.02	11.86	10.24
Return on assets - GAAP	1.46	1.35	0.62	1.00	0.85
Return on assets - operating (1)	1.51	1.40	1.09	1.06	0.98
Net interest margin (fully taxable equivalent)	4.07	3.91	3.52	3.36	3.30
Efficiency ratio - GAAP	55.77	57.31	59.95	59.80	63.96
Efficiency ratio - operating (1)	54.50	55.94	56.67	57.78	58.51
Equity to total assets	12.66	11.59	10.94	10.05	10.58
Tangible common equity to tangible assets (3)	10.32	9.29	9.14	8.77	9.15

ASSET QUALITY
Nonperforming loans	$35,341	$23,778	$23,658	$21,539	$22,653
Foreclosed properties	476	1,305	3,234	7,949	4,883
Total nonperforming assets (NPAs)	35,817	25,083	26,892	29,488	27,536
Allowance for loan losses	62,089	61,203	58,914	61,422	68,448
Net charge-offs	12,216	6,113	5,998	6,766	6,259
Allowance for loan losses to loans	0.70%	0.73%	0.76%	0.89%	1.14%
Net charge-offs to average loans	0.14	0.07	0.08	0.11	0.12
NPAs to loans and foreclosed properties	0.41	0.30	0.35	0.43	0.46
NPAs to total assets	0.28	0.20	0.23	0.28	0.29
AVERAGE BALANCES ($ in millions)
Loans	$8,708	$8,170	$7,150	$6,413	$5,298
Investment securities	2,647	2,899	2,847	2,691	2,368
Earning assets	11,609	11,282	10,162	9,257	7,834
Total assets	12,687	12,284	11,015	10,054	8,462
Deposits	10,579	10,000	8,950	8,177	7,055
Shareholders’ equity	1,556	1,380	1,180	1,059	869
Common shares - basic (thousands)	79,700	79,662	73,247	71,910	65,488
Common shares - diluted (thousands)	79,708	79,671	73,259	71,915	65,492
AT PERIOD END ($ in millions)
Loans	$8,813	$8,383	$7,736	$6,921	$5,995
Investment securities	2,559	2,903	2,937	2,762	2,656
Total assets	12,916	12,573	11,915	10,709	9,616
Deposits	10,897	10,535	9,808	8,638	7,873
Shareholders’ equity	1,636	1,458	1,303	1,076	1,018
Common shares outstanding (thousands)	79,014	79,234	77,580	70,899	71,484

(1) Excludes merger-related and other charges which includes amortization of certain executive change of control benefits, the 2017 impact of remeasurement of United’s deferred tax assets following the passage of tax reform legislation, a 2017 release of disproportionate tax effects lodged in OCI, a 2016 deferred tax asset impairment charge related to cancelled non-qualified stock options and 2015 impairment losses on surplus bank property. (2) Net income less preferred stock dividends, divided by average realized common equity, which excludes accumulated other comprehensive income (loss). (3) Excludes effect of acquisition related intangibles and associated amortization.

UNITED COMMUNITY BANKS, INC.
Non-GAAP Performance Measures Reconciliation
Selected Financial Information- Quarterly
	2019				2018
(in thousands, except per share data)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter

Expense reconciliation
Expenses (GAAP)	$81,424	$82,924	$81,813	$76,084	$78,242
Merger-related and other charges	74	(2,605)	(4,087)	(739)	(1,234)
Expenses - operating	$81,498	$80,319	$77,726	$75,345	$77,008

Net income reconciliation
Net income (GAAP)	$49,012	$48,362	$44,085	$44,262	$45,137
Merger-related and other charges	(74)	2,605	4,087	739	1,234
Income tax benefit of merger-related and other charges	17	(600)	(940)	(172)	(604)
Net income - operating	$48,955	$50,367	$47,232	$44,829	$45,767

Diluted income per common share reconciliation
Diluted income per common share (GAAP)	$0.61	$0.60	$0.55	$0.55	$0.56
Merger-related and other charges	—	0.03	0.04	0.01	0.01
Diluted income per common share - operating	$0.61	$0.63	$0.59	$0.56	$0.57

Book value per common share reconciliation
Book value per common share (GAAP)	$20.53	$20.16	$19.65	$18.93	$18.24
Effect of goodwill and other intangibles	(4.25)	(4.26)	(4.27)	(4.00)	(4.00)
Tangible book value per common share	$16.28	$15.90	$15.38	$14.93	$14.24

Return on tangible common equity reconciliation
Return on common equity (GAAP)	12.07%	12.16%	11.45%	11.85%	12.08%
Merger-related and other charges	(0.01)	0.51	0.82	0.15	0.17
Return on common equity - operating	12.06	12.67	12.27	12.00	12.25
Effect of goodwill and other intangibles	3.43	3.71	3.61	3.46	3.63
Return on tangible common equity - operating	15.49%	16.38%	15.88%	15.46%	15.88%

Return on assets reconciliation
Return on assets (GAAP)	1.50%	1.51%	1.40%	1.44%	1.43%
Merger-related and other charges	—	0.07	0.10	0.01	0.02
Return on assets - operating	1.50%	1.58%	1.50%	1.45%	1.45%

Efficiency ratio reconciliation
Efficiency ratio (GAAP)	54.87%	55.64%	57.28%	55.32%	56.73%
Merger-related and other charges	0.05	(1.74)	(2.86)	(0.54)	(0.90)
Efficiency ratio - operating	54.92%	53.90%	54.42%	54.78%	55.83%

Tangible common equity to tangible assets reconciliation
Equity to total assets (GAAP)	12.66%	12.53%	12.25%	12.06%	11.59%
Effect of goodwill and other intangibles	(2.34)	(2.37)	(2.39)	(2.30)	(2.30)
Tangible common equity to tangible assets	10.32%	10.16%	9.86%	9.76%	9.29%

UNITED COMMUNITY BANKS, INC.
Non-GAAP Performance Measures Reconciliation
Selected Financial Information- Annual
	For the Twelve Months Ended December 31,
(in thousands, except per share data)	2019	2018	2017	2016	2015
Expense reconciliation
Expenses (GAAP)	$322,245	$306,285	$267,611	$241,289	$211,238
Merger-related and other charges	(7,357)	(7,345)	(14,662)	(8,122)	(17,995)
Expenses - operating	$314,888	$298,940	$252,949	$233,167	$193,243

Net income reconciliation
Net income (GAAP)	$185,721	$166,111	$67,821	$100,656	$71,578
Merger-related and other charges	7,357	7,345	14,662	8,122	17,995
Income tax benefit of merger-related and other charges	(1,695)	(1,494)	(3,745)	(3,074)	(6,388)
Impact of tax reform on remeasurement of deferred tax asset	—	—	38,199	—	—
Impairment of deferred tax asset on canceled non-qualified stock options	—	—	—	976	—
Release of disproportionate tax effects lodged in OCI	—	—	3,400	—	—
Net income - operating	$191,383	$171,962	$120,337	$106,680	$83,185

Diluted income per common share reconciliation
Diluted income per common share (GAAP)	$2.31	$2.07	$0.92	$1.40	$1.09
Merger-related and other charges	0.07	0.07	0.14	0.07	0.18
Impact of tax reform on remeasurement of deferred tax asset	—	—	0.52	—	—
Impairment of deferred tax asset on canceled non-qualified stock options	—	—	—	0.01	—
Release of disproportionate tax effects lodged in OCI	—	—	0.05	—	—
Diluted income per common share - operating	$2.38	$2.14	$1.63	$1.48	$1.27

Book value per common share reconciliation
Book value per common share (GAAP)	$20.53	$18.24	$16.67	$15.06	$14.02
Effect of goodwill and other intangibles	(4.25)	(4.00)	(3.02)	(2.11)	(1.96)
Tangible book value per common share	$16.28	$14.24	$13.65	$12.95	$12.06

Return on tangible common equity reconciliation
Return on common equity (GAAP)	11.89%	11.60%	5.67%	9.41%	8.15%
Merger-related and other charges	0.36	0.41	0.92	0.48	1.33
Impact of tax reform on remeasurement of deferred tax asset	—	—	3.20	—	—
Impairment of deferred tax asset on canceled non-qualified stock options	—	—	—	0.09	—
Release of disproportionate tax effects lodged in OCI	—	—	0.28	—	—
Return on common equity - operating	12.25	12.01	10.07	9.98	9.48
Effect of goodwill and other intangibles	3.56	3.68	1.95	1.88	0.76
Return on tangible common equity - operating	15.81%	15.69%	12.02%	11.86%	10.24%

Return on assets reconciliation
Return on assets (GAAP)	1.46%	1.35%	0.62%	1.00%	0.85%
Merger-related and other charges	0.05	0.05	0.09	0.05	0.13
Impact of tax reform on remeasurement of deferred tax asset	—	—	0.35	—	—
Impairment of deferred tax asset on canceled non-qualified stock options	—	—	—	0.01	—
Release of disproportionate tax effects lodged in OCI	—	—	0.03	—	—
Return on assets - operating	1.51%	1.40%	1.09%	1.06%	0.98%

Efficiency ratio reconciliation
Efficiency ratio (GAAP)	55.77%	57.31%	59.95%	59.80%	63.96%
Merger-related and other charges	(1.27)	(1.37)	(3.28)	(2.02)	(5.45)
Efficiency ratio - operating	54.50%	55.94%	56.67%	57.78%	58.51%

Tangible common equity to tangible assets reconciliation
Equity to total assets (GAAP)	12.66%	11.59%	10.94%	10.05%	10.58%
Effect of goodwill and other intangibles	(2.34)	(2.30)	(1.80)	(1.28)	(1.33)
Effect of preferred equity	—	—	—	—	(0.10)
Tangible common equity to tangible assets	10.32%	9.29%	9.14%	8.77%	9.15%

UNITED COMMUNITY BANKS, INC.
Financial Highlights
Loan Portfolio Composition at Period-End
	2019				2018	Linked Quarter Change	Year over Year Change
(in millions)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
LOANS BY CATEGORY
Owner occupied commercial RE	$1,720	$1,692	$1,658	$1,620	$1,648	$28	$72
Income producing commercial RE	2,008	1,934	1,939	1,867	1,812	74	196
Commercial & industrial	1,221	1,271	1,299	1,284	1,278	(50)	(57)
Commercial construction	976	1,001	983	866	796	(25)	180
Equipment financing	745	729	674	606	565	16	180
Total commercial	6,670	6,627	6,553	6,243	6,099	43	571
Residential mortgage	1,118	1,121	1,108	1,064	1,049	(3)	69
Home equity lines of credit	661	669	675	684	694	(8)	(33)
Residential construction	236	229	219	200	211	7	25
Consumer	128	257	283	302	330	(129)	(202)
Total loans	$8,813	$8,903	$8,838	$8,493	$8,383	$(90)	$430

LOANS BY MARKET
North Georgia	$967	$1,002	$1,002	$970	$981	$(35)	$(14)
Atlanta	1,762	1,740	1,745	1,524	1,507	22	255
North Carolina	1,156	1,117	1,084	1,074	1,072	39	84
Coastal Georgia	631	611	604	603	588	20	43
Gainesville	246	246	244	243	247	—	(1)
East Tennessee	421	435	446	458	477	(14)	(56)
South Carolina	1,708	1,705	1,674	1,674	1,645	3	63
Commercial Banking Solutions	1,922	1,916	1,884	1,766	1,658	6	264
Indirect auto	—	131	155	181	208	(131)	(208)
Total loans	$8,813	$8,903	$8,838	$8,493	$8,383	$(90)	$430

UNITED COMMUNITY BANKS, INC.
Financial Highlights
Loan Portfolio Composition at Year-End
(in millions)	2019	2018	2017	2016	2015
LOANS BY CATEGORY
Owner occupied commercial RE	$1,720	$1,648	$1,924	$1,650	$1,571
Income producing commercial RE	2,008	1,812	1,595	1,282	1,021
Commercial & industrial	1,221	1,278	1,131	1,070	785
Commercial construction	976	796	712	634	518
Equipment financing	745	565	—	—	—
Total commercial	6,670	6,099	5,362	4,636	3,895
Residential mortgage	1,118	1,049	974	857	764
Home equity lines of credit	661	694	731	655	589
Residential construction	236	211	183	190	176
Consumer	128	330	486	583	571
Total loans	$8,813	$8,383	$7,736	$6,921	$5,995

LOANS BY MARKET
North Georgia	$967	$981	$1,019	$1,097	$1,125
Atlanta	1,762	1,507	1,510	1,399	1,259
North Carolina	1,156	1,072	1,049	545	549
Coastal Georgia	631	588	630	581	537
Gainesville	246	247	248	248	254
East Tennessee	421	477	475	504	504
South Carolina	1,708	1,645	1,486	1,233	819
Commercial Banking Solutions	1,922	1,658	961	855	492
Indirect auto	—	208	358	459	456
Total loans	$8,813	$8,383	$7,736	$6,921	$5,995

UNITED COMMUNITY BANKS, INC.
Financial Highlights
Credit Quality
	2019
(in thousands)	Fourth Quarter	Third Quarter	Second Quarter
NONACCRUAL LOANS
Owner occupied RE	$10,544	$8,430	$8,177
Income producing RE	1,996	2,030	1,331
Commercial & industrial	2,545	2,625	2,366
Commercial construction	2,277	1,894	1,650
Equipment financing	3,141	1,974	2,047
Total commercial	20,503	16,953	15,571
Residential mortgage	10,567	9,475	8,012
Home equity lines of credit	3,173	3,065	1,978
Residential construction	939	597	494
Consumer	159	742	542
Total	$35,341	$30,832	$26,597

	2019
	Fourth Quarter		Third Quarter		Second Quarter
(in thousands)	Net Charge-Offs	Net Charge-Offs to Average Loans (1)	Net Charge-Offs	Net Charge-Offs to Average Loans (1)	Net Charge-Offs	Net Charge-Offs to Average Loans (1)
NET CHARGE-OFFS BY CATEGORY
Owner occupied RE	$(208)	(0.05)%	$(39)	(0.01)%	$(58)	(0.01)%
Income producing RE	95	0.02	431	0.09	241	0.05
Commercial & industrial	1,809	0.58	691	0.21	1,141	0.35
Commercial construction	(140)	(0.06)	(247)	(0.10)	(162)	(0.07)
Equipment financing	1,550	0.84	1,174	0.67	890	0.56
Total commercial	3,106	0.19	2,010	0.12	2,052	0.13
Residential mortgage	89	0.03	158	0.06	(125)	(0.05)
Home equity lines of credit	198	0.12	83	0.05	(111)	(0.07)
Residential construction	(24)	(0.04)	(5)	(0.01)	199	0.38
Consumer	556	0.90	477	0.70	423	0.58
Total	$3,925	0.18	$2,723	0.12	$2,438	0.11

(1) Annualized.

UNITED COMMUNITY BANKS, INC. Consolidated Balance Sheets (Unaudited)

(in thousands, except share and per share data)	December 31, 2019	December 31, 2018
ASSETS
Cash and due from banks	$125,844	$126,083
Interest-bearing deposits in banks	389,362	201,182
Cash and cash equivalents	515,206	327,265
Debt securities available-for-sale	2,274,581	2,628,467
Debt securities held-to-maturity (fair value $287,904 and $268,803)	283,533	274,407
Loans held for sale, at fair value	58,484	18,935
Loans, net of unearned income	8,812,553	8,383,401
Less allowance for loan losses	(62,089)	(61,203)
Loans, net	8,750,464	8,322,198
Premises and equipment, net	215,976	206,140
Bank owned life insurance	202,664	192,616
Accrued interest receivable	32,660	35,413
Net deferred tax asset	34,059	64,224
Derivative financial instruments	35,007	24,705
Goodwill and other intangible assets	342,247	324,072
Other assets	171,135	154,750
Total assets	$12,916,016	$12,573,192
LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$3,477,979	$3,210,220
NOW and interest-bearing demand	2,461,895	2,369,631
Money market	2,230,628	2,002,670
Savings	706,467	669,886
Time	1,859,574	1,598,391
Brokered	160,701	683,715
Total deposits	10,897,244	10,534,513
Federal Home Loan Bank advances	—	160,000
Long-term debt	212,664	267,189
Derivative financial instruments	15,516	26,433
Accrued expenses and other liabilities	154,900	127,503
Total liabilities	11,280,324	11,115,638
Shareholders' equity:
Common stock, $1 par value; 150,000,000 shares authorized; 79,013,729 and 79,234,077 shares issued and outstanding	79,014	79,234
Common stock issuable; 664,640 and 674,499 shares	11,491	10,744
Capital surplus	1,496,641	1,499,584
Retained earnings (accumulated deficit)	40,152	(90,419)
Accumulated other comprehensive income (loss)	8,394	(41,589)
Total shareholders’ equity	1,635,692	1,457,554
Total liabilities and shareholders’ equity	$12,916,016	$12,573,192

UNITED COMMUNITY BANKS, INC. Consolidated Statements of Income (Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(in thousands, except per share data)	2019	2018	2019	2018
Interest revenue:
Loans, including fees	$118,464	$112,087	$476,039	$420,383
Investment securities, including tax exempt of $1,155 and $1,140, and $4,564 and $4,189	16,846	21,237	74,484	77,685
Deposits in banks and short-term investments	1,109	530	2,183	2,012
Total interest revenue	136,419	133,854	552,706	500,080

Interest expense:
Deposits:
NOW and interest-bearing demand	3,382	3,166	13,665	7,649
Money market	4,883	3,985	18,983	11,838
Savings	34	33	149	150
Time	8,372	7,006	34,059	19,906
Deposits	16,671	14,190	66,856	39,543
Short-term borrowings	—	340	838	1,112
Federal Home Loan Bank advances	2	794	2,697	6,345
Long-term debt	3,108	3,651	12,921	14,330
Total interest expense	19,781	18,975	83,312	61,330
Net interest revenue	116,638	114,879	469,394	438,750
Provision for credit losses	3,500	2,100	13,150	9,500
Net interest revenue after provision for credit losses	113,138	112,779	456,244	429,250

Noninterest income:
Service charges and fees	9,368	9,166	36,797	35,997
Mortgage loan gains and related fees	9,395	3,082	27,145	19,010
Brokerage fees	1,526	1,593	6,150	5,191
Gains from other loan sales, net	2,455	2,493	6,867	9,277
Securities (losses) gains, net	(903)	646	(1,021)	(656)
Other	8,342	6,065	28,775	24,142
Total noninterest income	30,183	23,045	104,713	92,961
Total revenue	143,321	135,824	560,957	522,211

Noninterest expenses:
Salaries and employee benefits	50,279	45,631	196,440	181,015
Occupancy	5,926	5,842	23,350	22,781
Communications and equipment	6,380	6,206	24,613	21,277
FDIC assessments and other regulatory charges	1,330	1,814	4,901	8,491
Professional fees	5,098	4,105	17,028	15,540
Postage, printing and supplies	1,637	1,520	6,370	6,416
Advertising and public relations	1,914	1,650	6,170	5,991
Amortization of intangibles	1,093	1,420	4,938	6,846
Merger-related and other charges	(74)	965	6,907	5,414
Other	7,841	9,089	31,528	32,514
Total noninterest expenses	81,424	78,242	322,245	306,285
Net income before income taxes	61,897	57,582	238,712	215,926
Income tax expense	12,885	12,445	52,991	49,815
Net income	$49,012	$45,137	$185,721	$166,111

Net income available to common shareholders	$48,617	$44,801	$184,346	$164,927

Net income per common share:
Basic	$0.61	$0.56	$2.31	$2.07
Diluted	0.61	0.56	2.31	2.07
Weighted average common shares outstanding:
Basic	79,659	79,884	79,700	79,662
Diluted	79,669	79,890	79,708	79,671

Average Consolidated Balance Sheets and Net Interest Analysis
For the Three Months Ended December 31,

	2019			2018
(dollars in thousands, fully taxable equivalent (FTE))	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (FTE) (1)(2)	$8,890,272	$118,262	5.28%	$8,306,270	$112,020	5.35%
Taxable securities (3)	2,306,065	15,691	2.72	2,843,085	20,097	2.83
Tax-exempt securities (FTE) (1)(3)	179,744	1,551	3.45	161,284	1,535	3.81
Federal funds sold and other interest-earning assets	456,055	1,586	1.39	222,931	845	1.52
Total interest-earning assets (FTE)	11,832,136	137,090	4.60	11,533,570	134,497	4.63

Noninterest-earning assets:
Allowance for loan losses	(63,601)			(61,992)
Cash and due from banks	120,936			125,066
Premises and equipment	219,487			214,590
Other assets (3)	836,586			694,215
Total assets	$12,945,544			$12,505,449

Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW and interest-bearing demand	$2,398,396	3,382	0.56	$2,134,828	3,166	0.59
Money market	2,321,352	4,883	0.83	2,126,840	3,985	0.74
Savings	704,454	34	0.02	675,265	33	0.02
Time	1,880,174	7,975	1.68	1,584,011	4,297	1.08
Brokered time deposits	85,781	397	1.84	490,748	2,709	2.19
Total interest-bearing deposits	7,390,157	16,671	0.89	7,011,692	14,190	0.80
Federal funds purchased and other borrowings	—	—	—	55,095	340	2.45
Federal Home Loan Bank advances	435	2	1.82	140,869	794	2.24
Long-term debt	232,726	3,108	5.30	272,313	3,651	5.32
Total borrowed funds	233,161	3,110	5.29	468,277	4,785	4.05
Total interest-bearing liabilities	7,623,318	19,781	1.03	7,479,969	18,975	1.01

Noninterest-bearing liabilities:
Noninterest-bearing deposits	3,533,746			3,294,385
Other liabilities	165,148			311,461
Total liabilities	11,322,212			11,085,815
Shareholders’ equity	1,623,332			1,419,634
Total liabilities and shareholders’ equity	$12,945,544			$12,505,449

Net interest revenue (FTE)		$117,309			$115,522
Net interest-rate spread (FTE)			3.57%			3.62%
Net interest margin (FTE) (4)			3.93%			3.97%

(1)
Interest revenue on tax-exempt securities and loans has been increased to reflect comparable interest on taxable securities and loans. The rate used was 26%, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.

(2)	Included in the average balance of loans outstanding are loans on which the accrual of interest has been discontinued and loans that are held for sale.

(3)
Securities available for sale are shown at amortized cost. Pretax unrealized gains of $36.0 million in 2019 and unrealized losses of $59.5 million in 2018 are included in other assets for purposes of this presentation.

(4)	Net interest margin is taxable equivalent net interest revenue divided by average interest-earning assets.

Average Consolidated Balance Sheets and Net Interest Analysis
For the Twelve Months Ended December 31,

	2019			2018
(dollars in thousands, fully taxable equivalent (FTE))	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (FTE) (1)(2)	$8,708,035	$475,803	5.46%	$8,170,143	$420,001	5.14%
Taxable securities (3)	2,475,102	69,920	2.82	2,745,715	73,496	2.68
Tax-exempt securities (FTE) (1)(3)	171,549	6,130	3.57	152,855	5,641	3.69
Federal funds sold and other interest-earning assets	254,370	3,499	1.38	213,137	2,968	1.39
Total interest-earning assets (FTE)	11,609,056	555,352	4.78	11,281,850	502,106	4.45

Non-interest-earning assets:
Allowance for loan losses	(62,900)			(61,443)
Cash and due from banks	121,649			135,345
Premises and equipment	220,523			216,646
Other assets (3)	798,649			711,671
Total assets	$12,686,977			$12,284,069

Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW and interest-bearing demand	$2,249,713	13,665	0.61	$2,107,831	7,649	0.36
Money market	2,221,478	18,983	0.85	2,117,216	11,838	0.56
Savings	690,028	149	0.02	672,735	150	0.02
Time	1,791,319	28,313	1.58	1,547,221	12,585	0.81
Brokered time deposits	240,646	5,746	2.39	347,072	7,321	2.11
Total interest-bearing deposits	7,193,184	66,856	0.93	6,792,075	39,543	0.58
Federal funds purchased and other borrowings	33,504	838	2.50	57,376	1,112	1.94
Federal Home Loan Bank advances	106,973	2,697	2.52	328,871	6,345	1.93
Long-term debt	247,732	12,921	5.22	290,004	14,330	4.94
Total borrowed funds	388,209	16,456	4.24	676,251	21,787	3.22
Total interest-bearing liabilities	7,581,393	83,312	1.10	7,468,326	61,330	0.82

Noninterest-bearing liabilities:
Noninterest-bearing deposits	3,385,431			3,207,625
Other liabilities	164,550			227,980
Total liabilities	11,131,374			10,903,931
Shareholders’ equity	1,555,603			1,380,138
Total liabilities and shareholders’ equity	$12,686,977			$12,284,069

Net interest revenue (FTE)		$472,040			$440,776
Net interest-rate spread (FTE)			3.68%			3.63%
Net interest margin (FTE) (4)			4.07%			3.91%

(1)
Interest revenue on tax-exempt securities and loans has been increased to reflect comparable interest on taxable securities and loans. The rate used was 26%, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.

(2)	Included in the average balance of loans outstanding are loans on which the accrual of interest has been discontinued and loans that are held for sale.

(3)
Securities available for sale are shown at amortized cost. Pretax unrealized gains of $12.8 million in 2019 and unrealized losses of $45.2 million in 2018 are included in other assets for purposes of this presentation.

(4)	Net interest margin is taxable equivalent net-interest revenue divided by average interest-earning assets.

About United Community Banks, Inc.
United Community Banks, Inc. (NASDAQ: UCBI) is a bank holding company headquartered in Blairsville, Georgia, with executive offices in Greenville, South Carolina. United is one of the southeast region’s largest full-service financial institutions with $12.9 billion in assets, and 149 offices in Georgia, North Carolina, South Carolina and Tennessee. It operates principally through United Community Bank, its bank subsidiary, which specializes in personalized community banking services for individuals, small businesses and companies. Services include a full range of consumer and commercial banking products, including mortgage, advisory, and treasury management. Respected national research firms consistently recognize United Community Bank for outstanding customer service. For five of the past six years, J.D. Power has ranked United Community Bank first in customer satisfaction in the Southeast. In 2019, for the sixth consecutive year, Forbes magazine included United on its list of the 100 Best Banks in America, and for the first time included United on its list of The World’s Best Banks. Additional information about UCBI and the Bank can be found at www.ucbi.com.

Non-GAAP Financial Measures
This press release, including the accompanying financial statement tables, contains financial information determined by methods other than in accordance with generally accepted accounting principles, or GAAP. This financial information includes certain operating performance measures, which exclude merger-related and other charges that are not considered part of recurring operations, such as “operating net income,” “operating net income per diluted common share,” “operating earnings per share,” “tangible book value per common share,” “operating return on common equity,” “operating return on tangible common equity,” “operating return on assets,” “operating efficiency ratio,” and “tangible common equity to tangible assets.” These non-GAAP measures are included because United believes they may provide useful supplemental information for evaluating United’s underlying performance trends. These measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable measures as reported in accordance with GAAP are included with the accompanying financial statement tables.

# # #